                       OFFICE OF THE UNITED STATES TRUSTEE


In re: OUTSOURCE INTERNATIONAL, INC.                                 DEBTOR IN POSSESSION TO OPERATING REPORT
                 DEBTOR
                                                                     CONSOLIDATED:                 2


Chapter 11 Case No.                LA 01-28173-BB                    For the Period FROM:            7/30/01
                                   --------------                                   TO:              8/26/01


CONSOLIDATED

1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                $ 18,375,668
           Less:  Sales Returns & Discounts                               (78,742)
                                                                     ------------
                   Net Sales                                                            $ 18,296,927
           Less:  Cost of Goods Sold:                                                     14,584,105
                                                                                        ------------
               Gross Profit                                                                              $  3,712,821
               Other Operating Revenues                                                                            --
           Less: Operating Expenses                                                                                --
           Officer Compensation                                            89,155
           Salaries and Wages -- Other Employees                        1,749,505
                                                                     ------------
                Total Salaries and Wages                                                   1,838,660
                Employee Benefits and Pensions                                                98,912

           Payroll Taxes                                                  142,418
           Real Estate Taxes                                                4,020
           Federal and State Income Taxes                                  13,500
                                                                     ------------
                  Total Taxes                                                                159,938
           Rent and Lease Exp. (Real Property and
             Personal Property)                                           261,884
           Interest Expense (Mortgage, Loan, etc.)                       (214,342)
           Insurance                                                       27,266
           Automobile Expense                                              79,493
           Utilities (Gas, Electric, Water,
            Telephone, etc.)                                              202,446
           Depreciation and Amortization                                  446,462
           Repairs and Maintenance                                         20,887
           Advertising                                                     12,422
           Supplies, Office Expenses, Photocopies, etc.                   131,776
           Bad Debts                                                       11,452
           Misc Op Exp (T&E, relo, rep, meet,
            recruit, bank/collect fees lic/tax)                           261,296
                                                                     ------------
                 Total Operating Expenses                                                  1,241,041
                                                                                        ------------
                     Net Gain/Loss from Business Operations                                                   374,270
     B.  Not Related to Business Operations:
              Income:
                  Interest Income                                           8,014
                  Other Non-Operating Revenues
                    (lawsuit settlement paid)                             (66,066)
                  Gross Proceeds on Sale of Assets
                  Less: Original Cost of Assets plus
                        Expenses of Sale
                       Net Gain/Loss on Sale of Assets                      4,900
                                                                     ------------
                  Total Non-Operating Income                                                 (53,152)
              Expenses Not Related to Business Operations:
                       ACCOUNTING & AUDITING FEES                           5,000
                       LEGAL FEES                                         126,940
                       OTHER PROF./CONSULT FEES                           332,691
                  Other Non-Operating Expenses (Specify)                      300
                                                                     ------------
                  Total Non-Operating Expenses                                               464,931
                                                                                                         ------------
     NET INCOME/LOSS FOR PERIOD                                                                          $   (143,813)
                                                                                                         ============


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
                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                    Page 1 of 3



In re: OUTSOURCE INTERNATIONAL, OF AMERICA INC.                      DEBTOR IN POSSESSION TO OPERATING REPORT
                 DEBTOR
                                                                     REPORT NUMBER:               2


Chapter 11 Case No.                LA 01-28191-BB                    For the Period FROM:            7/30/01
                                   --------------                                   TO:              8/26/01


OUTSOURCE INTERNATIONAL OF AMERICA, INC.

1.  Profit and Loss Statement (Accrual Basis Only)
     A.  Related to Business Operations:
          Gross Sales                                                $  2,804,275
           Less:  Sales Returns & Discounts                               (14,313)
                                                                     ------------
                   Net Sales                                                             $ 2,789,963
           Less:  Cost of Goods Sold:                                                      2,079,030
                                                                                        ------------
               Gross Profit                                                                              $    710,933
               Other Operating Revenues                                                                            --
           Less: Operating Expenses                                                                                --
           Officer Compensation                                            89,155
           Salaries and Wages--Other Employees                            669,190
                                                                     ------------
                Total Salaries and Wages                                                     758,345
                Employee Benefits and Pensions                                                48,747
                                                                                        ------------

           Payroll Taxes                                                   51,658
           Real Estate Taxes                                                1,858
           Federal and State Income Taxes                                  13,500
                                                                     ------------
                  Total Taxes                                                                 67,016
           Rent and Lease Exp. (Real Property and Personal Property)       86,255
           Interest Expense (Mortgage, Loan, etc.)                       (390,400)
           Insurance                                                       19,651
           Automobile Expense                                              34,077
           Utilities (Gas, Electric, Water, Telephone, etc.)               59,951
           Depreciation and Amortization                                  194,206
           Repairs and Maintenance                                          4,569
           Advertising                                                        857
           Supplies, Office Expenses, Photocopies, etc.                    51,306
           Bad Debts                                                       10,542
           Misc Op Exp (bank fees, lic/tax, collect fees,
            recruit, relo. nonbid rep, meeting)                           118,312
                                                                     ------------
                 Total Operating Expenses                                                    189,326
                                                                                        ------------
                     Net Gain/Loss from Business Operations                                                  (352,501)
     B.  Not Related to Business Operations:
              Income:
                  Interest Income                                           7,888
                  Other Non-Operating Revenues
                   (lawsuit settlement paid)                              (67,109)
                  Gross Proceeds on Sale of Assets
                  Less:  Original Cost of Assets plus
                         Expenses of Sale
                       Net Gain/Loss on Sale of Assets                      4,900
                                                                     ------------
                  Total Non-Operating Income                                                 (54,322)
              Expenses Not Related to Business Operations:
                       ACCOUNTING & AUDITING FEES                           5,000
                       LEGAL FEES                                          40,967
                       OTHER PROF./CONSULT FEES                           138,899
                  Other Non-Operating Expenses (Specify)                      300
                                                                     ------------
                  Total Non-Operating Expenses                                               185,167
                                                                                                         ------------
     NET INCOME/LOSS FOR PERIOD                                                                          $   (591,989)
                                                                                                         ============

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